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                                                                     EXHIBIT 21


                     SUBSIDIARIES OF HEWLETT-PACKARD COMPANY
                                  January 1998


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                                                                                    Organized
                                                                                    Under Laws of
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U.S. SUBSIDIARIES OF HEWLETT-PACKARD COMPANY

Hewlett-Packard Chesapeake Inc.                                                     Delaware
Hewlett-Packard Delaware, Inc.                                                      Delaware
Hewlett-Packard Delaware Capital, Inc.                                              Delaware
Hewlett-Packard Delaware Funding, Inc.                                              Delaware
Hewlett-Packard Delaware Holding, Inc.                                              Delaware
Hewlett-Packard Delaware Investment, Inc.                                           Delaware
Hewlett-Packard Finance Company                                                     California
Hewlett-Packard Global Trading, Inc.                                                California
Hewlett-Packard Hellas                                                              California
Hewlett-Packard Inter-Americas                                                      California
Hewlett-Packard Laboratories Japan, Inc.                                            Delaware
Hewlett-Packard Little Falls, Inc.                                                  Delaware
Hewlett-Packard Pipeline Company                                                    Colorado
Hewlett-Packard World Trade, Inc.                                                   Delaware
Apollo World Trade, Inc.                                                            Delaware
Convex Computer Corporation                                                         Delaware
ElseWare Corporation                                                                Washington
Rockland Technologies, Inc.                                                         Delaware
The Tall Tree Insurance Company                                                     Vermont
Trellis Software & Controls, Inc.                                                   Michigan
VeriFone, Inc.                                                                      Delaware
Versatest, Inc.                                                                     California

U.S. SUBSIDIARY OF HEWLETT-PACKARD CHESAPEAKE INC.

Hewlett-Packard Puerto Rico                                                         California

U.S. SUBSIDIARY OF HEWLETT-PACKARD LITTLE FALLS, INC.

Fleet Systems, Inc.                                                                 California

U.S. SUBSIDIARY OF HEWLETT-PACKARD WORLD TRADE, INC.

Hewlett-Packard Export Trade Co.                                                    California
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
U.S. SUBSIDIARIES OF CONVEX COMPUTER CORPORATION

Convex Computer (China) Inc.                                                Delaware
Convex International, Inc.                                                  Delaware

U.S. SUBSIDIARIES OF VERIFONE, INC.

VeriFone Finance, Inc.                                                      Delaware
VeriFone VeriGem, Inc.                                                      Delaware
Enterprise Integration Technologies Corporation                             California
TimeCorp Systems, Inc.                                                      Georgia

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD COMPANY

Hewlett-Packard Asia Pacific Ltd.                                           Hong Kong
Hewlett-Packard Australia Ltd.                                              Australia
Hewlett-Packard Bilgisayar Ve Olcum Sistemleri Anonim Sirketi               Turkey
Hewlett-Packard do Brasil S.A.                                              Brazil
Hewlett-Packard Hong Kong Ltd.                                              Hong Kong
Hewlett-Packard Korea Ltd.                                                  Korea
Hewlett-Packard Medical Products (Qingdao) Ltd.                             PRC
Hewlett-Packard Penang Sdn. Bhd.                                            Malaysia
Hewlett-Packard Portugal-Sistemas De Informatica
 E De Medida S.A.                                                           Portugal
Hewlett-Packard Sales (Malaysia) Sdn. Bhd.                                  Malaysia
Hewlett-Packard South Africa (Pty) Ltd.                                     South Africa
Hewlett-Packard Taiwan, Ltd.                                                ROC
Prolin Automation B.V.                                                      The Netherlands
P.T. Hewlett-Packard Berca Servisindo                                       Indonesia

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD DELAWARE, INC.

Hewlett-Packard Chile, S.A.                                                 Chile
Hewlett-Packard de Venezuela, C.A.                                          Venezuela
Hewlett-Packard Participacoes, S.A.                                         Brazil
Hewlett-Packard Malaysia Technology, Sdn. Bhd.                              Malaysia
Hewlett-Packard (Thailand) Ltd.                                             Thailand

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD DELAWARE HOLDING, INC.

Hewlett-Packard (India) Software Operation Pte. Ltd.                        India
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
NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD WORLD TRADE, INC.

Hewlett-Packard AO                                                          Russia
Hewlett-Packard del Peru S.A.                                               Peru
Hewlett-Packard Europe B.V.                                                 The Netherlands
Hewlett-Packard International Sales Corporation B.V.                        The Netherlands
Hewlett-Packard Magyarorszag Kft.                                           Hungary
Hewlett-Packard Polska spol.z.o.o.                                          Poland
Hewlett-Packard RE Ltd.                                                     Ireland
Hewlett-Packard s.r.o.                                                      Czech Republic
P.T. Hewlett-Packard Finance Indonesia                                      Indonesia
Servicios de Sistemas Hewlett-Packard S.A.                                  Costa Rica
Yokogawa Analytical Systems, Inc.                                           Japan

NON-U.S. SUBSIDIARIES OF CONVEX COMPUTER CORPORATION

Convex Computer Australia Pty. Ltd.                                         Australia
Convex Computer S.p.A                                                       Italy
Convex Computer Japan K.K.                                                  Japan
Convex Computer Pte. Ltd.                                                   Singapore
Convex Computer AG                                                          Switzerland
Convex Computer B.V.                                                        The Netherlands
Convex Computer Ltd.                                                        U.K.

NON-U.S. SUBSIDIARIES OF VERIFONE, INC.

VeriFone (Argentina) S.A.                                                   Argentina
VeriFone (Australia) Pty. Ltd.                                              Australia
VeriFone do Brasil Ltda.                                                    Brazil
VeriFone Ltd.                                                               Canada
VeriFone S.A.                                                               France
VeriFone GmbH                                                               Germany
VeriFone Hong Kong Ltd.                                                     Hong Kong
VeriFone North Asia Ltd.                                                    Hong Kong
VeriFone India Private Ltd.                                                 India
VeriFone S.r.l.                                                             Italy
VeriFone S.A. de C.V.                                                       Mexico
VeriFone B.V.                                                               The Netherlands
VeriFone Spol.z o.o.                                                        Poland
VeriFone Pte. Ltd.                                                          Singapore
VeriFone Technology Pte. Ltd.                                               Singapore
VeriFone (South Africa) Pty. Ltd.                                           South Africa
VeriFone Espana, S.A.                                                       Spain
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
VeriFone (UK) Ltd.                                                          U.K.
Nihon VeriFone K.K.                                                         Japan

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD ASIA PACIFIC LTD.

Hewlett-Packard Australia Finance Ltd.                                      Australia

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD AUSTRALIA LTD.

Hewlett-Packard New Zealand Ltd.                                            New Zealand
Telstra Hewlett-Packard (R&D) Pty. Inc.                                     Australia

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD DO BRASIL S.A.

HP Computadores                                                             Brazil

NON-U.S. SUBSIDIARY OF VERIFONE (AUSTRALIA) PTY. LTD.

Transaction Technology Pty. Ltd.                                            Australia

NON-U.S. SUBSIDIARIES OF VERIFONE TECHNOLOGY PTY. LTD.

VeriFone Electronics (Kushan) Co., Ltd.                                     PRC
VeriFone Taiwan Ltd.                                                        ROC

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD EUROPE B.V.

Hewlett-Packard Belgium S.A./N.V.                                           Belgium
Hewlett-Packard (Canada) Ltd.                                               Canada
Hewlett-Packard Caribe B.V.                                                 The Netherlands
Hewlett-Packard (China) Investment Co., Ltd.                                PRC
Hewlett-Packard Colombia Limitada                                           Columbia
Hewlett-Packard Far East Pte. Ltd.                                          Singapore
Hewlett-Packard Holding GmbH                                                Germany
Hewlett-Packard Holding B.V.                                                The Netherlands
Hewlett-Packard India Ltd.                                                  India
Hewlett-Packard Ireland Ltd.                                                Ireland
Hewlett-Packard Ireland (Holdings) Ltd.                                     Ireland
Hewlett-Packard Laboratories Israel, Ltd.                                   Israel
Hewlett-Packard Italiana S.p.A.                                             Italy
Hewlett-Packard Japan, Ltd.                                                 Japan
Hewlett-Packard Leasing Ltd.                                                PRC
Hewlett-Packard Netherland B.V.                                             The Netherlands
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
Hewlett-Packard Philippines                                                 Philippines
Hewlett-Packard S.A.                                                        Switzerland
Hewlett-Packard Singapore Holdings Pte. Ltd.                                Singapore
Hewlett-Packard Singapore (Sales) Pte. Ltd.                                 Singapore
Hewlett-Packard Singapore Vision Operation Pte. Ltd.                        Singapore
Hewlett-Packard Start B.V.                                                  The Netherlands
Hewlett-Packard Vietnam, Ltd.                                               Vietnam
Grupo Hewlett-Packard Latin America S.A. de C.V.                            Mexico
Technologies et Participations S.A.                                         France

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD (CANADA) LTD.

Hewlett-Packard Canada Investment Inc.                                      Canada

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD (CHINA) INVESTMENT CO., LTD.

Hewlett-Packard Computer Products (Shanghai) Co., Ltd.                      PRC
Hewlett-Packard Shanghai Analytical Products Co. Ltd.                       PRC
China Hewlett-Packard Company, Ltd.                                         PRC

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD HOLDING GMBH

Hewlett-Packard GmbH                                                        Germany
CoCreate Software GmbH                                                      Germany
IDACOM Electronics GmbH                                                     Germany
Leasametric GmbH                                                            Germany

U.S. SUBSIDIARY OF COCREATE SOFTWARE GMBH

CoCreate Software, Inc.                                                     California

NON-U.S. SUBSIDIARY OF COCREATE SOFTWARE GMBH

CoCreate Software Ltd.                                                      U.K.

NON-U.S. SUBSIDIARY OF LEASAMETRIC GMBH

Leasametric S.A.                                                            France

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD IRELAND (HOLDINGS) LTD.

Hewlett-Packard (Manufacturing) Ltd.                                        Ireland
Hewlett-Packard Europe Finance Ltd.                                         Ireland
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
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NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD ITALIANA S.P.A.

Hewlett-Packard Servizi Finanziari S.p.A.                                   Italy

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD JAPAN, LTD.

SYC Ltd.                                                                    Japan

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD S.A.

Hewlett-Packard Argentina S.A.                                              Argentina
Hewlett-Packard A/S                                                         Denmark
Hewlett-Packard Ges.m.b.H                                                   Austria
Hewlett-Packard Espanola, S.A.                                              Spain
Hewlett-Packard (Malaysia) Sdn. Bhd.                                        Malaysia
Hewlett-Packard Norge AS                                                    Norway
Hewlett-Packard OY                                                          Finland
Hewlett-Packard (Schweiz) AG                                                Switzerland
Hewlett-Packard Singapore Pte. Ltd.                                         Singapore
Hewlett-Packard Sverige AB                                                  Sweden
Hewlett-Packard Technical B.V.                                              The Netherlands
Hewlett-Packard Trading S.A.                                                Switzerland

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD START B.V.

Hewlett-Packard Ltd.                                                        U.K.

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD LTD.

Hewlett-Packard Finance Ltd.                                                U.K.
Hewlett-Packard Product Leasing Ltd.                                        U.K.
Apollo Computer (UK) Ltd.                                                   U.K.
BT&D Technologies Ltd.                                                      U.K.

NON-U.S. SUBSIDIARIES OF GRUPO HEWLETT-PACKARD LATIN AMERICA S.A. DE C.V.

Arrendadora Hewlett-Packard S.A. de C.V.                                    Mexico
Hewlett-Packard de Mexico S.A. de C.V.                                      Mexico

NON-U.S. SUBSIDIARIES OF HEWLETT-PACKARD SINGAPORE PTE. LTD.

Hewlett-Packard Coordination Center SC                                      Belgium
Hewlett-Packard Investment Ltd.                                             Liberia
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
Geneva Investments N.V.                                                     Netherlands
                                                                            Antilles
W.W. Investment Holding Pte. Ltd.                                           Singapore

NON-U.S. SUBSIDIARY OF W.W. INVESTMENT HOLDING PTE. LTD.

W.W. Real Estate and Development Pte. Ltd.                                  Singapore

NON-U.S. SUBSIDIARY OF W.W. REAL ESTATE AND DEVELOPMENT PTE. LTD.

W-Wide Offshore Ventures Pte. Ltd.                                          Singapore

NON-U.S. SUBSIDIARIES OF TECHNOLOGIES ET PARTICIPATIONS S.A.

Hewlett-Packard France                                                      France
Technologies et Participations Immobilieres                                 France

NON-U.S. SUBSIDIARY OF HEWLETT-PACKARD FRANCE

Hewlett-Packard France Finance                                              France

NON-U.S. SUBSIDIARIES OF PROLIN AUTOMATION B.V.

Prolin Ltd.                                                                 U.K.
Prolin Software N.V.                                                        Belgium
I-J Sight B.V.                                                              The Netherlands

U.S. SUBSIDIARY OF I-J SIGHT B.V.

Prolin Software Inc.                                                        Nevada
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